                                                                                                                           Exhibit 99.1

                                                       CERTIFICATION PURSUANT TO
                                       SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350,  Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of
2002, the undersigned, as Chief Executive Officer of U.S. Can Corporation (the "Company"), does hereby certify that:

1)       the Company's  Form 10-Q fully  complies with the  requirements  of Section 13(a) or 15(d) of the  Securities  Exchange Act of
         1934; and

2)       the information  contained in the Company's Form 10-Q fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                                                /s/ John L. Workman

                                                                John L. Workman
                                                                Chief Executive Officer

                                                                Dated: May 9, 2003